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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 15, 2000
                                                        -----------------


                           THE PROGRESSIVE CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)



    Ohio                           1-9518                        34-0963169
-------------------           -----------------                --------------
(State or other               (Commission File                  (IRS Employer
jurisdiction of                     Number)                      Identification
incorporation)                                                   No.)




              6300 Wilson Mills Road, Mayfield Village, Ohio   44143
           ----------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)


         Registrant's telephone number, including area code 440-461-5000
                                                            ------------



                                 Not Applicable
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.           Other Events.
                  ------------

On December 15, 2000, The Progressive Corporation (the "Company") issued a News Release concerning changes in senior management of the Company. A copy of the News Release, which is hereby incorporated by reference in this Current Report on Form 8-K, is attached hereto as Exhibit 99.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  (c)      Exhibits.

                  The following Exhibit is filed as part of this report:

                Exhibit No.                 Description
                -----------                 -----------

                     99                     News Release dated December 15, 2000














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   December 21, 2000

                                                THE PROGRESSIVE CORPORATION



                                                By:  /s/ Jeffrey W. Basch
                                                   ----------------------------
                                                Name: Jeffrey W. Basch
                                                Title:   Vice President


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.          Form 8-K
Under Reg.           Exhibit
S-K Item 601            No.              Description of Exhibit
------------         --------            ----------------------

   99                   99               News Release dated December 15, 2000